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                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                       SUPPLEMENT DATED FEBRUARY 16, 2010
                                       TO
                PROSPECTUSES DATED MAY 1, 2009 (AS SUPPLEMENTED)

This supplement describes changes to certain features of the optional Lifetime Withdrawal Guarantee II rider that will be effective for Series VA, L - 4 Year, C, XTRA, and S variable annuity contracts issued by MetLife Investors USA Insurance Company ("we," "us," or "our"). These changes are effective for contracts issued in the state of Delaware based on applications and necessary information that we receive in good order at our MetLife Annuity Service Center on and after March 1, 2010.

IN ORDER TO RECEIVE THE CURRENT VERSION OF THE LIFETIME WITHDRAWAL GUARANTEE II RIDER, YOUR APPLICATION AND NECESSARY INFORMATION MUST BE RECEIVED BY OUR METLIFE ANNUITY SERVICE CENTER, IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON FEBRUARY 26, 2010.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

I.   CHANGES FOR THE LIFETIME WITHDRAWAL GUARANTEE II RIDER

For contracts issued based on applications and necessary information that we receive, in good order, at our MetLife Annuity Service Center on and after March 1, 2010, the following changes will apply to the Lifetime Withdrawal Guarantee II rider:

     THE 7.25% COMPOUNDING INCOME AMOUNT IS ELIMINATED. This means the Total Guaranteed Withdrawal Amount can only be increased by additional purchase payments or upon an Automatic Annual Step-Up (provided the Step-Up is not declined).

     The Withdrawal Rate used for calculating the Annual Benefit Payment is:

          . 5% if you take your first withdrawal before the contract year in which the owner (or oldest joint owner or annuitant if the owner is a non-natural person) will attain age 76;

          . 6% if you take your first withdrawal during a contract year in which the owner (or oldest joint owner or annuitant if the owner is a non-natural person) attains or will attain age 76 or older.

     For this purpose, a "contract year" is defined as a one-year period starting on the date the contract is issued and on each contract anniversary thereafter.

All references in the prospectus to the 7.25% Compounding Income Amount and the Withdrawal Rates for the Lifetime Withdrawal Guarantee II rider are amended to conform to the changes described in this supplement.

                                                                  SUPP-DESER0210

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II.  GUARANTEED WITHDRAWAL BENEFIT EXAMPLES APPENDIX

Add the following Section L to the end of the Guaranteed Withdrawal Benefit Examples Appendix (Section D for the Series S prospectus):

     L. Lifetime Withdrawal Guarantee II -- Automatic Annual Step-Ups (No Withdrawals) - For Contracts Issued On or After March 1, 2010

     Assume that a contract with the Lifetime Withdrawal Guarantee II rider had an initial purchase payment of $100,000 and the contract owner was age 67 at the time the contract was issued. Assume that no withdrawals are taken.

     At the first contract anniversary, assume the account value has increased to $110,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $100,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).

     At the second contract anniversary, assume the account value has increased to $120,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $110,000 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).

     Assume that on the third through the eighth contract anniversaries the account value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. No Automatic Annual Step-Up will take place on the third through the eighth contract anniversaries and the Annual Benefit Payment will remain $6,000 ($120,000 x 5%). Assume the account value at the ninth contract anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $120,000 to $150,000. Because the contract owner is now age 76 and did not take any withdrawals before the contract year in which the owner attained age 76, the Automatic Annual Step-Up will also reset the Withdrawal Rate from 5% to 6%. The Annual Benefit Payment will be reset to $9,000 ($150,000 x 6%).

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                               Telephone: (800) 343-8496
Irvine, CA 92614

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